Exhibit 99.2
NABORS INDUSTRIES LTD. July 26, 2023 2Q 2023 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • actual and potential political or economic instability, civil disturbance, war or acts of terrorism involving any of the countries in which we do business; • the Covid-19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; 2 Forward Looking Statements • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including inflation, rising interest rates and the general status of the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

N A B O R S . C O M 3 June 30 Rig Utilization and Availability RIG FLEET(1)(2) 328 RIGS ON REVENUE(1) 161 UTILIZATION AT 6/30/2023 49% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 134 76 57% 111 78 70% U.S. LOWER-48 HIGH SPEC(2) (1) As of June 30, 2023 (2) Excludes non-high spec rigs in the Lower 48

N A B O R S . C O M Improving leverage Adjusted 2Q free cash flow of $27M on strong collections and disciplined capex Redeemed $52M notes due in Sep’23 RCF undrawn on Jun 30th 2Q 2023 adjusted EBITDA of $235M Adjusted EBITDA up 49% year-on-year Lower 48 EBITDA down offset by increases in all other segments Drilling Solutions growth 2Q adjusted EBITDA of $33M, 3% growth vs 1Q Adjusted gross margin(2) of 52% in 2Q Grew 2Q third party revenue by 18% vs 1Q Adjusted EBITDA up 44% year-on-year International improving Saudi Arabia update: • 3rd newbuild was deployed in mid-2Q • Two rigs anticipated to start in 2023 • Five additional newbuilds awarded Added 1 rig in Argentina in 2Q, and expect to start 1 rig in the Middle East in 3Q Awarded 4 rigs in Algeria ESG focus PowerTAP™ grid power installations up 27% Growing revenue and EBITDA from our Energy Transition portfolio On target to meet emissions reduction goal for 2023 Recent Highlights Note: For reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable GAAP measure see non-GAAP measures in the Appendix Continued improvement in L48 Drilling economics 2Q adjusted daily gross margin increased $200 to ~$16,900(1) 2Q daily revenue of $36,750 increased by $300 sequentially (1) Adjusted daily gross margin represents adjusted gross margin (operating revenue less direct costs), divided by the total number of rig revenue days during the quarter. Rig revenue days represents the number of days the Company’s rigs are contracted and performing under a contract during the period. (2) Adjusted gross margin percent represents adjusted gross margin divided by total revenue

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 1 2 3 4 5

N A B O R S . C O M 6 Improving daily revenue and margins 1 Performance Excellence In The Lower-48 Further Expansion of Daily Revenue and Margin (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 L48 Drilling Daily Rig Revenue(1) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1)

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1) 0 10 20 30 40 50 60 70 80 90 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 L48 Drilling Average Rig Count 7 Disciplined pricing drives improving daily margins 1 Performance Excellence In The Lower-48 Margin Improving as Commodity Pricing Challenged Rig Count (1) Adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 International Drilling Adjusted Daily Gross Margin(1) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 International Drilling Daily Rig Revenue(1) Enhancing both the top and bottom line 9 International Growing Dayrates and Margin 2 Resilience Leading to Growth in Our International Segment (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 International Drilling Adjusted Daily Gross Margin(1) Increases in rig activity driving margin expansion 10 Growing International Rig Count and Margin 2 Resilience Leading to Growth in Our International Segment 50 55 60 65 70 75 80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 International Drilling Average Rig Count (1) Adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 40 45 50 55 1Q 2Q 3Q 4Q 1QA 2QF 3QF 4QF 1Q 2Q 3Q 4Q 2022 A 2023 2024 F SANAD Estimated Average Rig Count Potential* 11 Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment • Awarded 10 total rigs total to-date • 50 rigs to be deployed over 10 years • First startup in 3Q’22, second in 4Q’22, third in 2Q’23, and two more expected in 2H’23 • $180M of capital expense expected in 2023, funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. 2

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M 30% 35% 40% 45% 50% 55% 60% 65% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 NDS Revenue & Adjusted Gross Margin Revenue Adjusted gross margin Adjusted GM % 13 NDS Capitalizing on Higher Penetration Improving Outlook For Our Technology & Innovation Revenue(1) Up 115% Adjusted GM(1) Up 138% Expanding our high-value / high-margin low-capital technology services 3 Adjusted gross margin % of 52% in 2Q 2023 (1) Compared to 1Q 2021 “Initial results on uptime have been fantastic, so there’s been no additional downtime experienced by the drilling rig as a function of integrating this product line into our own.” Third-Party Customer, West Texas on integrating NDS services onto their rigs

N A B O R S . C O M 52 58 64 71 83 87 92 100 106 96 -10 10 30 50 70 90 110 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2021 2022 2023 U.S. RigCLOUD® Services Installs Nabors 3rd Party 0 10 20 30 40 50 60 70 80 90 100 SmartDRILL SmartSLIDE/NAV REVit SmartPLAN U.S. Performance Software Installs 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Customer Adoption Fueling NDS Footprint Expansion 14 Improving Outlook For Our Technology & Innovation NDS technology consistently adds value on both Nabors rigs and Third-party rigs ® 3 ® ® ®

N A B O R S . C O M 15 3 Improving Outlook For Our Technology & Innovation Collaboration on Leading Well Construction Automation • Collaborate on technologies including the Halliburton Well Construction 4.0, the LOGIX® Autonomous Drilling Platform, and Nabors SmartROS® and RigCLOUD® • Automate well construction services from planning to execution across both surface and subsurface equipment and environments • Initially deployed in Iraq

N A B O R S . C O M 0 500 1000 1500 2000 2500 3000 3500 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2 '23 Cumulative Number of Wells Drilled 16 Smart Suite Growth Maintains Upward Trajectory Improving Outlook For Our Technology & Innovation 3,100+ Wells Drilled 55+ Million Feet Drilled SmartDRILL® Automation Commercialization SmartNAV® & SmartSLIDE® Solutions Commercialization Third-Party SmartDRILL® Deployment 3 Third-Party SmartSLIDE® Deployment

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2018 2019 2020 2021 2022 2023 Billions Net Debt 18 Significant Headway toward Financial Goals 4 Progress on Our Commitment to De-lever ~ $1.8B Net Debt(1) reduction from previous high in 1Q 2018 $1.8B (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M Expanding penetration on third-party rigs Energy Efficiency & Emission Reduction Technologies Geothermal Development Leveraging IP to applications beyond the rigs, including carbon capture Expansion Beyond Oil & Gas Differentiates Nabors rigs Developing new verticals in: hydrogen, fuel efficiency and energy storage Providing expertise in drilling and engineering services & solutions Adding to the long-term power solution – creating Geothermal 2.0 20 5 Leading in Sustainability and the Energy Transition Moving Forward on the Energy Transition

N A B O R S . C O M 21 Leading in Sustainability and the Energy Transition • Advanced advisory and control system optimizes the efficiency of fuel consumption • Deploying energy storage systems on multiple rigs • Introducing innovative fuel enhancer to reduce fuel consumption and GHG emissions Operating rigs with the environment as a stakeholder Investing in carbon capture, emissions monitoring/reduction, energy storage, power management technologies and geothermal energy Dedicated to improving the environmental footprint of OFS 5 Growing Commitment to Operational and Environmental Stewardship PowerTAP™ highline power transformer module

5 Leading in Sustainability and the Energy Transition

Leveraging Nabors' Capabilities to Accelerate Vast's Global Deployment

VAST

Next Generation of Concentrated Solar Thermal Power System

CSP v3.0

Delivers dispatchable, carbon-free power and heat for utility-scale power generation, green fuels production and process heat applications

Vast's partnership with Nabors and NETC is expected to drive innovation and accelerate Vast's growth trajectory, while generating mutual benefits

NABORS

- Maintenance Operations
- Technology Development
- Commercial
- Automation and Robotics
- Nabors' Technology
- Nabors' Ventures
- International Footprint
- Controls, Software & AI
- Manufacturing and Facilities

NABORS

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N A B O R S . C O M 23 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Geothermal Market Technology Advancements Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition 5

N A B O R S . C O M Appendix 24

N A B O R S . C O M June 30, March 31, June 30, 2022 2023 2023 Net income (loss) ($69,935) $61,060 $16,231 Income tax expense (benefit) 9,353 23,015 26,448 Income (loss) from continuing operations before income taxes ($60,582) $84,075 $42,679 Investment (income) loss (822) (9,866) (11,743) Interest Expense 42,899 45,141 46,164 Other, net 14,528 (42,375) (1,775) Adjusted Operating Income (loss) (3,977) 76,975 75,325 Depreciation and Amortization 162,015 163,031 159,698 Adjusted EBITDA $158,038 $240,006 $235,023 (In Thousands) Three Months Ended 25 Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

(In Thousands)	Three Months Ended		
	June 30, 2022	March 31, 2023	June 30, 2023
Lower 48 - U.S. - Drilling			
Adjusted operating income	$ (937)	$ 74,071	$ 60,496
Plus: General and administrative costs	4,740	5,056	5,209
Plus: Research and engineering	1,611	1,519	1,189
GAAP Gross Margin	5,414	80,646	66,894
Plus: Depreciation and amortization	65,312	59,507	58,533
Adjusted gross margin	$ 70,726	$ 140,153	$ 125,427
Other - U.S. - Drilling			
Adjusted operating income	$ 9,225	$ 11,798	$ 14,912
Plus: General and administrative costs	307	345	323
Plus: Research and engineering	139	128	132
GAAP Gross Margin	9,671	12,271	15,367
Plus: Depreciation and amortization	13,771	11,111	7,504
Adjusted gross margin	$ 23,442	$ 23,382	$ 22,871
U.S. - Drilling			
Adjusted operating income	$ 8,288	$ 85,869	$ 75,408
Plus: General and administrative costs	5,047	5,401	5,532
Plus: Research and engineering	1,750	1,647	1,321
GAAP Gross Margin	15,085	92,917	82,261
Plus: Depreciation and amortization	79,083	70,618	66,037
Adjusted gross margin	**$ 94,168**	**$ 163,535**	**$ 148,298**

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N A B O R S . C O M June 30, March 31, June 30, 2022 2023 2023 Long-Term Debt $2,601,510 $2,562,327 $2,503,250 Cash & Short-term Investments $417,978 $475,732 $429,059 Net Debt $2,183,532 $2,086,595 $2,074,191 (In Thousands) 27 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment

Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

(In Thousands)	Three Months Ended June 30, 2023					
	U.S. Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 75,408	$ 10,407	$ 28,351	$ 5,052	$ (43,893)	$ 75,325
Depreciation and amortization	66,038	87,924	4,405	1,356	(25)	159,698
Adjusted EBITDA	$ 141,446	$ 98,331	$ 32,756	$ 6,408	$ (43,918)	$ 235,023

(In Thousands)	Three Months Ended March 31, 2023					
	U.S. Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 85,869	$ 1,957	$ 27,138	$ 3,694	$ (41,683)	$ 76,975
Depreciation and amortization	70,620	86,651	4,776	1,260	(276)	163,031
Adjusted EBITDA	$ 156,489	$ 88,608	$ 31,914	$ 4,954	$ (41,959)	$ 240,006

(In Thousands)	Three Months Ended June 30, 2022					
	U.S. Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ 8,288	$ 4,605	$ 18,260	$ 2,127	$ (37,242)	$ (3,977)
Depreciation and amortization	79,083	77,841	4,491	1,237	(637)	162,015
Adjusted EBITDA	$ 87,371	$ 82,446	$ 22,751	$ 3,364	$ (37,879)	$ 158,038

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N A B O R S . C O M Three Months Ended June 2023 Net cash provided by operating activities $168,466 Add: Capital expenditures, net of proceeds from sales of assets (141,683) Adjusted free cash flow $26,783 (In Thousands) 29 Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com